UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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RESONANT INC.
(Name of Registrant as Specified in its Charter)
_______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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RESONANT INC.
175 Cremona Drive, Suite 200
Goleta, California 93117
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m. Pacific Time on Tuesday, June 9, 2020
Dear Stockholders:
The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Resonant Inc., a Delaware corporation (“Resonant”), will be held on Tuesday, June 9, 2020 at 10:00 a.m., Pacific Time, for the following purposes as more fully described in the accompanying proxy statement:

1.	To elect eight directors to serve until the 2021 annual meeting of stockholders or until their successors are duly elected and qualified;

2.
To approve an amendment of the Resonant Inc. Amended and Restated 2014 Omnibus Incentive Plan to increase the maximum number of shares of common stock that may be issued pursuant to awards granted thereunder from 9,950,000 to 14,950,000 shares;

3.	To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
This year, the Annual Meeting will be a completely virtual meeting of stockholders, conducted solely via a live webcast. Due to the continuing public health impact of the coronavirus outbreak (COVID19) and to support the health and well-being of our employees and stockholders, we have determined to hold this year’s Annual Meeting in a virtual meeting format only. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/RESN2020. You will also be able to vote your shares electronically at the Annual Meeting.
This year, we have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send to our stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2019. The Notice of Internet Availability of Proxy Materials also includes instructions on how you can vote using the Internet, by telephone or at the virtual Annual Meeting via live webcast, and how you can request and receive, free of charge, a printed copy of our proxy materials. All stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail.
The board of directors of Resonant has fixed the close of business on April 15, 2020 as the record date for the Annual Meeting. Only stockholders of record on the record date are entitled to notice of and to vote, in person or by proxy, at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
Your vote is important. Whether or not you plan to attend the Annual Meeting via live webcast, please vote by telephone or the Internet by following the voting procedures described in the Proxy Materials. If you received printed proxy materials and wish to vote by mail, promptly complete, date and sign the enclosed proxy card and return it in the accompanying envelope.

By order of the Board of Directors,

/s/ George B. Holmes

George B. Holmes
Chief Executive Officer and Chairman of the Board

Goleta, California
April 21, 2020

i

ii

RESONANT INC.
PROXY STATEMENT FOR THE
2020 ANNUAL MEETING OF STOCKHOLDERS
__________________
INFORMATION CONCERNING VOTING AND SOLICITATION OF PROXIES
Our board of directors solicits your proxy for the 2020 Annual Meeting of Stockholders (the “Annual Meeting”), and for any postponement or adjournment of the Annual Meeting, for the purposes described in the “Notice of Annual Meeting of Stockholders.” The table below shows some important details about the Annual Meeting and voting. Additional information is available in the “Frequently Asked Questions” section of the proxy statement immediately below the table. We use the terms “Resonant,” “the company,” “we,” “our” and “us” in this proxy statement to refer to Resonant Inc., a Delaware corporation.
The Notice of Annual Meeting, proxy statement, proxy card and copy of our Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Annual Report”) are first being made available to our stockholders on or about April 29, 2020.
Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting
This proxy statement and the 2019 Annual Report are available for viewing, printing and downloading at www.proxyvote.com and on the “Investors” section of our website at www.resonant.com. Certain documents referenced in the proxy statement are available on our website. However, we are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this proxy statement.

Meeting Details	June 9, 2020, 10:00 a.m. Pacific Time

Virtual Meeting
To participate in the Annual Meeting virtually via the Internet, please visit: www.virtualshareholdermeeting.com/RESN2020. To access the Annual Meeting you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, included on your proxy card, or provided through your broker. Stockholders will be able to vote and submit questions during the Annual Meeting.

Record Date	April 15, 2020

Shares Outstanding	There were 52,745,384 shares of common stock outstanding and entitled to vote as of the Record Date.

Eligibility to Vote
Holders of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each stockholder is entitled to one vote for each share held as of the Record Date.

Quorum
A majority of the shares of common stock outstanding and entitled to vote, by proxy or via live webcast, as of the Record Date constitutes a quorum. A quorum is required to transact business at the Annual Meeting.

Voting Methods
Stockholders whose shares are registered in their names with Computershare, our transfer agent (referred to as “Stockholders of Record”) may vote by proxy via the Internet, phone, or mail by following the instructions on the accompanying proxy card. Stockholders of Record may also vote at the virtual Annual Meeting. Stockholders whose shares are held in “street name” by a broker, bank or other nominee (referred to as “Beneficial Owners”) must follow the voting instructions provided by their brokers or other nominees. See “What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?” and “How do I vote and what are the voting deadlines?” below for additional information.

Inspector of Elections	We will appoint an independent Inspector of Elections to determine whether a quorum is present, and to tabulate the votes cast by proxy or at the Annual Meeting via live webcast.
Voting Results
We will announce preliminary results at the Annual Meeting. We will report final results on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) and post results at www.resonant.com as soon as practicable after the Annual Meeting.

Proxy Solicitation Costs
We will bear the costs of soliciting proxies from our stockholders. These costs include preparing, assembling, printing, mailing and distributing notices, proxy statements, proxy cards and Annual Reports. Our directors, officers and other employees may solicit proxies personally or by telephone, e-mail or other means of communication, and we will reimburse them for any related expenses. We will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to the Beneficial Owners of the shares that the nominees hold in their names.

FREQUENTLY ASKED QUESTIONS
What matters am I voting on?
You will be voting on:

•	The election of eight directors to hold office until the 2021 annual meeting of stockholders (the "2021 Annual Meeting") or until their successors are duly elected and qualified;

•
A proposal to amend the Resonant Inc. Amended and Restated 2014 Omnibus Incentive Plan to increase the maximum number of shares of common stock that may be issued pursuant to awards granted thereunder from 9,950,000 to 14,950,000 shares;

•	A proposal to ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

•	An advisory vote on executive compensation;

•	An advisory vote on the frequency of the advisory vote on executive compensation; and

•	Any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

How does our board of directors recommend that I vote?
Our board of directors recommends that you vote:

•	FOR the election of the eight directors nominated by our board of directors and named in this proxy statement as directors to serve for one-year terms;

•
FOR the proposal to amend the Resonant Inc. Amended and Restated 2014 Omnibus Incentive Plan to increase the maximum number of shares of common stock that may be issued pursuant to awards granted thereunder from 9,950,000 to 14,950,000 shares;

•	FOR the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

•	FOR endorsement of the compensation of our executive officers; and

•	FOR future advisory votes on executive compensation to be held EVERY YEAR.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials?
Instead of mailing printed copies to each of our stockholders, we have elected to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of our proxy materials by sending the Notice of Internet Availability of Proxy Materials, or the Notice, which provides instructions for how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. Accordingly, on or about April 29, 2020, we mailed the Notice to each of our stockholders. The Notice contains instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, each of which is available at www.proxyvote.com. The Notice also provides instructions on how to vote your shares through the Internet, by telephone, by mail or virtually at the Annual Meeting.
What is the purpose of complying with the SEC’s “notice and access” rules?
We believe compliance with the SEC’s “notice and access” rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of our Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise.
Will there be any other items of business on the agenda?
If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our board of directors does not intend to bring any other matters to be voted on at the Annual Meeting, and we are not currently aware of any matters that may be properly presented by others for action at the Annual Meeting.
Who is entitled to vote at the Annual Meeting?
Holders of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. Cumulative voting is not permitted with respect to the election of directors.

A complete list of the stockholders entitled to vote at the Annual Meeting will be available at our headquarters, located at 175 Cremona Drive, Suite 200, Goleta, California 93117, during regular business hours for the ten days prior to the Annual Meeting. This list will also be available during the Annual Meeting at this location. Stockholders may examine the list for any legally valid purpose related to the Annual Meeting.
What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?
Stockholders of Record. If, at the close of business on the Record Date, your shares are registered directly in your name with Computershare, our transfer agent, you are considered the Stockholder of Record with respect to those shares. As the Stockholder of Record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote at the Annual Meeting via live webcast.
Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, you are considered the Beneficial Owner of shares held in “street name.” As the Beneficial Owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. In general, if you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee may, in its discretion, vote your shares with respect to routine matters (e.g., the ratification of the appointment of our independent auditor), but may not vote your shares with respect to any non-routine matters (e.g., the election of directors). Please see “What if I do not specify how my shares are to be voted?” for additional information.
How can I participate in the Annual Meeting?

Due to the continuing public health impact of the coronavirus outbreak (COVID19) and to support the health and well-being of our employees and stockholders, we have determined to hold this year’s Annual Meeting entirely online. Our stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/RESN2020. You will need the 16-digit control number included on your proxy card to attend and vote at the Annual Meeting. If you are the Beneficial Owner of your shares, your 16-digit control number may be included in the voting instructions form that accompanied your proxy materials. If your nominee did not provide you with a 16-digit control number in the voting instructions form that accompanied your proxy materials, you may be able to log onto the website of your nominee prior to the start of the Annual Meeting, which will automatically populate your 16-digit control number in the virtual Annual Meeting interface. Stockholders who have obtained a 16-digit control number as described above may vote or submit questions while participating in the live webcast of the Annual Meeting. However, even if you plan to attend the Annual Meeting virtually, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting via live webcast.

How do I vote and what are the voting deadlines?
Stockholders of Record. Stockholders of Record can vote by proxy or by attending the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/RESN2020, where votes can be submitted via live webcast. If you vote by proxy, you can vote by Internet, telephone or by mail as described below.

•
You may vote via the Internet or by telephone. To vote via the Internet or by telephone, follow the instructions provided in the Notice or in the proxy card that accompanies this proxy statement. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on June 8, 2020. Alternatively, you may request a printed proxy card by following the instructions provided in the Notice.

•
You may vote by mail. If you would like to vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it in the enclosed postage-paid envelope so that it is received no later than June 8, 2020. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named on the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named on the proxy card will vote the shares you own in accordance with the recommendations of our board of directors. Our board of directors recommends that you vote FOR each of Proposals No. One, Two, Three and Four, and, with respect to Proposal No. Five, for future advisory votes on executive compensation to be held EVERY YEAR.

•
You may vote at the Annual Meeting. If you choose to vote at the Annual Meeting virtually, you will need the 16-digit control number included on your Notice or on your proxy card. If you are the beneficial owner of your shares, your 16-digit control number may be included in the voting instructions form that accompanied your proxy materials. If your nominee did not provide you with a 16-digit control number in the voting instructions form that accompanied your proxy materials, you may be able to log onto the website of your nominee prior to the start of the Annual Meeting, on which you will need to select the stockholder communications mailbox link through to the Annual Meeting, which will automatically populate your 16-digit control number in the virtual Annual Meeting interface. The method you use to vote will not limit your right to vote at the virtual Annual Meeting. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

Beneficial Owners. If you are the Beneficial Owner of shares held of record by a broker or other nominee, you will receive voting instructions from your broker or other nominee. You must follow the voting instructions provided by your broker or other nominee in order to instruct your broker or other nominee how to vote your shares. The availability of telephone and Internet voting options will depend on the voting process of your broker or other nominee. As discussed above, if you received your 16-digit control number in the voting instructions form that accompanied your Notice or your proxy materials, or if you are able to link through to the Annual Meeting from the website of your nominee and populate your 16-digit control number in the virtual Annual Meeting interface, you will be able to vote virtually at the Annual Meeting.

May I change my vote or revoke my proxy?
Stockholders of Record. If you are a Stockholder of Record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

•	entering a new vote by Internet or telephone;

•	signing and returning a new proxy card with a later date;

•	delivering a written revocation to our Secretary at the address listed on the front page of this proxy statement; or

•	attending the Annual Meeting and voting via live webcast.
Beneficial Owners. If you are the beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our board of directors. The persons named on the proxy card have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors (as shown on the first page of the proxy statement). If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.
What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a Stockholder of Record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	FOR the election of the eight directors nominated by our board of directors and named in this proxy statement as directors to serve for one-year terms (Proposal No. One);

•
FOR the proposal to amend the Resonant Inc. Amended and Restated 2014 Omnibus Incentive Plan to increase the maximum number of shares of common stock that may be issued pursuant to awards granted thereunder from 9,950,000 to 14,950,000 shares (Proposal No. Two);

•	FOR the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal No. Three);

•	FOR endorsement of the compensation of our executive officers (Proposal No. Four);

•	FOR future advisory votes on executive compensation to be held EVERY YEAR (Proposal No. Five); and

•	In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners. If you are a Beneficial Owner and you do not provide your broker or other nominee that holds your shares with voting instructions, your broker or other nominee will determine if it has discretion to vote on each matter. In general, brokers and other nominees do not have discretion to vote on non-routine matters. Each of Proposal No. One (election of directors), Proposal No. Two (amendment of incentive plan), Proposal No. Four (endorsement of executive compensation) and Proposal No. Five (“say on pay” frequency”) is a non-routine matter, while Proposal No. Three (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee cannot vote your shares with respect to Proposal Nos. One, Two, Four and Five, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. Three. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.
What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, by proxy or at the Annual Meeting via live webcast, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were at total of 52,745,384 shares of common stock outstanding, which means that 26,372,693 shares of common stock must be represented by proxy or virtually via live webcast at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.
What are the effects of abstentions and broker non-votes?
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (Proposal Nos. Two, Three and Four). However, because the outcome of Proposal No. One (election of directors) will be determined by a plurality of the voting power of the shares present and entitled to vote at the Annual Meeting, abstentions will have no impact on the outcome of the proposal as long as a quorum exists. For Proposal No. Five (“say on pay” frequency), the frequency receiving the greatest number of votes cast by stockholders will be considered the advisory vote of our stockholders. If you elect to abstain from voting on this proposal, the abstention will not have any effect on the advisory vote.
A broker non-vote occurs when a broker or other nominee holding shares for a Beneficial Owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the Beneficial Owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not affect the outcome of the vote on Proposal Nos. Two, Three, Four or Five.

How many votes are needed for approval of each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Proposal No. One --Election of directors	Plurality of voting power of shares present and entitled to vote	No
Proposal No. Two --Amendment of amended and restated 2014 omnibus incentive plan	Majority of voting power of shares present and entitled to vote	No
Proposal No. Three --Ratification of the appointment of the independent registered public accounting firm	Majority of voting power of shares present and entitled to vote	Yes
Proposal No. Four --Endorsement of the compensation of executive officers	Majority of voting power of shares present and entitled to vote	No
Proposal No. Five --"Say on Pay" frequency	Not applicable (frequency receiving greatest number of votes)	No
With respect to Proposal No. One, you may vote (i) FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. The eight nominees receiving the most FOR votes will be elected. Cumulative voting is not permitted with respect to the election of directors. If you WITHHOLD your vote as to all nominees, your vote will be treated as if you had ABSTAINED from voting on Proposal No. One, and your abstention will have no effect on the outcome of the vote.
With respect to Proposal Nos. Two, Three and Four, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on any of these proposals, the abstention will have the same effect as a vote AGAINST the proposal.
With respect to Proposal No. Five, you may vote for future advisory votes on executive compensation to be held EVERY YEAR, EVERY TWO YEARS, EVERY THREE YEARS or ABSTAIN. If you ABSTAIN from voting on this proposal, your abstention will have no effect on the outcome of the vote.
How are proxies solicited for the Annual Meeting and who is paying for the solicitation?
The board of directors is soliciting proxies for use at the Annual Meeting by means of this proxy statement. We will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers and other nominees to forward to the Beneficial Owners of the shares held of record by the brokers or other nominees. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to Beneficial Owners.
This solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.
Is my vote confidential?
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Resonant or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Will members of the board of directors attend the Annual Meeting?
We encourage our board members to attend the Annual Meeting. Because this year's Annual Meeting will be completely virtual, those board members who do attend will not be available to answer questions from stockholders.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders of Record who participate in householding will be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that Resonant only send a single copy of the next year’s Notice and, if applicable, the proxy materials, you may contact us as follows:
Resonant Inc.
Attention: Secretary
175 Cremona Drive, Suite 200
Goleta, California 93117
(805) 308-9803
Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

PROPOSAL NO. ONE
ELECTION OF DIRECTORS
Our business affairs are managed under the direction of our board of directors, which is currently comprised of eight members. Our directors serve for one-year terms. See “Board of Directors and Corporate Governance” below for more details about our board.
At the Annual Meeting, stockholders will be asked to elect eight directors, Mr. Rubén Caballero, Mr. Michael Fox, Mr. George Holmes, Mr. Alan Howe, Mr. Jack Jacobs, Mr. Joshua Jacobs, Ms. Jean Rankin and Mr. Robert Tirva, to serve until the 2021 Annual Meeting or until their successors are duly elected and qualified.
There are no family relationships among any of our directors or executive officers, and there are no arrangements or understandings between any director or executive officer and any other person pursuant to which he or she is or was to be selected as a director or officer.
The table below sets forth the names and certain other information as of April 15, 2020 for each of the nominees for election as a director, all of whom currently serve on the board of directors.

Nominee	Age	Director Since	Position
Rubén Caballero	52	2019	Incumbent Director
Michael J. Fox	42	2016	Lead Independent Director
George B. Holmes	57	2016	Chief Executive Officer and Chairman of the Board
Alan B. Howe	58	2018	Incumbent Director
Jack H. Jacobs	74	2018	Incumbent Director
Joshua Jacobs	49	2018	Incumbent Director
Jean F. Rankin	61	2017	Incumbent Director
Robert Tirva	53	2018	Incumbent Director

Nominees for Director
Below are summaries of the principal occupations, business experience, background, and key skills and qualifications of the nominees. The key skills and qualifications are not intended to be an exhaustive list of each nominee’s skills or contributions to the board, but rather the specific skills and qualifications that led to the conclusion that the person should serve as a director for Resonant.
Rubén Caballero. Mr. Caballero has served as a member of our board of directors and as a technical advisor since August 2019. In April 2020, Mr. Caballero joined Microsoft, as Corporate Vice President of Engineering for Hardware Design and Technology, where his role is to oversee Mixed Reality and AI, enhancing the capabilities of Microsoft’s hardware products, including HoloLens and other special projects. In 2019, Mr. Caballero became a Technical Advisor to multiple startup companies in Silicon Valley including Humane Inc., Keyssa Inc. and Maui Imaging Inc. From 2005 to early 2019, Mr. Caballero served as Vice President of Engineering at Apple Inc., where he was one of the founding leaders of the iPhone hardware team and later expanded his role to include iPad, Apple Watch, Macintosh and all other hardware products. He also became the product leader for the last generations of Apple TV and Airport devices leading multiple engineering organizations. He also founded, built and scaled a world class Wireless Design and Technology team of over 1,000 engineers for all the products/ecosystems at Apple (iPhone, iPad, Macs, AirPods, HomePod and accessories). Prior to Apple, Mr. Caballero worked in two startups in Silicon Valley. From 2004 to 2005, he was Director of System Engineering at Radial Labs Inc., a consumer electronics company where he worked on the design of innovative products and core technology for wireless networked audio components and devices. From 2001 to 2004, he was Director of System Engineering & Products at Tropian Inc., where he oversaw the team performing R&D, prototyping, integration and testing of Wireless Systems and handsets including all wireless technologies. Mr. Caballero started his career in the Canadian Air Force (Captain), where his officer’s career culminated in being responsible for the design engineering of the Flight Instrumentation & Telecommunication System of experimental F18 aircrafts. Nominated by CNET en Español “One of the 20 most influential Latinos in tech, 2018”, Mr. Caballero also received an Honorary Doctorate from the

University of Montréal & École Polytechnique in 2019. He also holds a Master’s Degree in Electrical Engineering from New Mexico State University and a Bachelor’s Degree in Electrical Engineering from the École Polytechnique de Montréal. Mr. Caballero was selected to serve on our board of directors because of his extensive experience working with wireless technologies and commercializing products for one of the world's largest companies.
Michael J. Fox. Mr. Fox has served as a member of our board of directors since February 2016. He is the Chief Executive Officer of Park City Capital, LLC, a value-oriented investment management firm he founded in June 2008 and the Co-Founder of Julie’s Real Foods LLC, a fast-growing natural food company that he co-founded with his wife, Julie, in December 2015. From 2000 to 2008, Mr. Fox worked at J.P. Morgan in New York, most recently as Vice President and Senior Business Services Analyst. As J.P. Morgan’s Senior Business Services Analyst, Mr. Fox headed the firm’s Business Services equity research group from 2005 to 2008. From 2000 to 2005 Mr. Fox was a member of J.P. Morgan’s Leisure equity research group, which was consistently recognized by Institutional Investor’s All America Research Team. Mr. Fox serves on the board of directors of Regional Health Properties, Inc. Mr. Fox received his Bachelor of Business Administration degree from Texas Christian University. Mr. Fox’s expertise and background in the financial and equity markets, coupled with Park City Capital’s significant financial stake in our company, will enable him to provide our board of directors and management with valuable perspectives on executing strategies to maximize stockholder value.
George B. Holmes. Mr. Holmes joined Resonant in February 2016 as President and Chief Commercial Officer and as a member of our board of directors, and was appointed Chief Executive Officer in January 2017 and Chairman of the Board in June 2019. Mr. Holmes brings to us more than 30 years’ leadership experience in sales, marketing and management spanning a broad range of technologies, including semiconductor, optical components and systems and sub-systems for telecom and CATV. Prior to joining Resonant, Mr. Holmes most recently served as Chief Commercial Officer for Tigo Energy, where he was responsible for creating the company’s customer acquisition and expansion strategy. From 2013 to 2015, he worked for Energous Corporation, a developer of wire-free charging technology for electronic devices, first as Senior Vice President Sales & Marketing then as Chief Commercial Officer where he was responsible for securing development and licensing agreements, overseeing IP strategy and process, spearheading regulatory strategy and tactics and public and investor relations. From 2011 to 2013, he served as Vice President of Sales at SolarBridge Technologies, overseeing all sales, business development and sales operations. His prior experience includes serving as Senior Vice President of Sales and Marketing for PureEnergy Solutions, a developer and manufacturer of wireless power products as well as senior sales executive roles at Agere Systems (formerly Lucent MicroElectronics), Ortel Corp (acquired by Lucent), Level One Communications and Symmetricom. Mr. Holmes holds a B.A. in Business from the University of Puget Sound and a Diploma in international business from Nyenrode University, Netherlands. Mr. Holmes was selected to serve on our board of directors because of his extensive experience commercializing technologies.
Alan B. Howe. Mr. Howe has served on our board of directors since June of 2018. Mr. Howe has served as co-founder and Managing Partner of Broadband Initiatives, LLC, a boutique corporate advisory and strategic consulting firm, since 2001. Previously, he held various executive management positions at Covad Communications, Inc., Teletrac, Inc., Sprint and Manufacturers Hanover Trust Company. Mr. Howe is an experienced public company director. He currently is a member of the board of directors of Sonim Technologies Inc., Babcock & Wilcox and Orion Energy Systems, Inc., and serves as Chairman of the Board of Data I/O Corporation. During the past five years, he also previously served as a director of MagicJack Vocaltec, Ltd., CafePress, Inc., Widepoint Corporation, Urban Communications, Inc. and Determine, Inc. Mr. Howe received a Masters of Business Administration from the Kelley Business School at Indiana University and a Bachelors of Science - Business Administration and Marketing from the Gies School of Business at the University of Illinois. Mr. Howe was selected to serve on our board of directors because of operational, corporate finance, business development and leadership experience as well as his in depth strategic knowledge of the wireless, telecommunications, high technology and software industries.
Jack H. Jacobs. Mr. Jacobs has served as a member of our board of directors since June 2018. Mr. Jacobs has been an on-air commentator for MSNBC since 2002 and is a principal of The Fitzroy Group, Ltd., a firm that specializes in the development of residential real estate. He has held the McDermott Chair of Politics at West Point since 2005. Mr. Jacobs was a co-founder and Chief Operating Officer of AutoFinance Group Inc., one of the firms to pioneer the securitization of debt instruments, from 1988 to 1989. The firm was acquired by KeyBank. Previously he was a

Managing Director of Bankers Trust Corporation, a diversified financial institution and investment bank. Mr. Jacobs’ military career included two tours of duty in Vietnam, where he was among the most highly decorated soldiers, earning three Bronze Stars, two Silver Stars and the Medal of Honor, the nation’s highest combat decoration. He retired from active military duty as a Colonel in 1987. Mr. Jacobs has been a member of the board of directors of Paragon Technologies, Inc. since 2012, a director of Datatrak International, Inc., a technology and services company delivering solutions for the clinical trials industry, since 2016, and a director of Ballantyne Strong, Inc., a diversified technology company, since 2018. Mr. Jacobs received a B.A. and a Master’s degree from Rutgers University. Mr. Jacobs was selected to serve on our board of directors because of his public company, corporate governance and leadership experience.
Joshua Jacobs. Mr. Jacobs has served as a member of our board of directors since June 2018. Mr. Jacobs most recently served as the President and Board Director of theMaven, Inc., a business operations platform for professional internet publishers, where he leads its board of directors and oversees its business operations. He also serves as an independent board member at Invoca, Inc., a software company in the call intelligence market. From 2015 to 2016, Mr. Jacobs served as President of Services at Kik Interactive, where he led the creation of a developer and advertising ecosystem powered by one of the world’s leading chat and messaging platforms. From 2011 to 2015, he served as the Chief Executive Officer of Accuen Inc., the programmatic media buying platform of Omnicom Media Group, and as President of Omnicom Media Group. From 2009 to 2011, Mr. Jacobs served as the Senior Vice President of Advertising Products and Global Marketing at Mode Media, where he oversaw all aspects of brand advertising, applications and ad partners as well as global marketing, including brand and agency marketing, corporate communications and research. His prior experience includes serving as Vice President and General Manager of Marketing Technology for Yahoo!, President of X1 Technologies, Inc., and a senior executive of Bigstep, Inc. Mr. Jacobs was selected to serve on our board of directors because of his extensive experience commercializing technologies.
Jean F. Rankin. Ms. Rankin has served as a member of our board of directors since July 2017. Ms. Rankin served as Executive Vice President, Secretary and General Counsel for LSI Corporation, a designer of semiconductors and software that accelerated storage and networking in data centers, mobile networks and client computing, from 2007 to May 2014, when LSI was acquired by Broadcom Limited (formerly Avago Technologies). Ms. Rankin was a key participant in the strategic process and negotiations resulting in the company’s successful sale to Broadcom. At LSI, Ms. Rankin managed the company's intellectual property licensing business. Ms. Rankin currently serves on the Board of Directors of InterDigital, Inc., a public company that designs and develops advanced technologies to enable and enhance wireless communications. InterDigital has an extensive patent portfolio and derives a majority of its revenue from licensing its patents. Ms. Rankin chairs the Compensation Committee and is also a member of the Nominating and Governance Committee. Prior to that, Ms. Rankin served as General Counsel for Agere Systems Inc., before it merged with LSI in April 2007. Prior to Agere, Ms. Rankin held several positions of increasing responsibility at Lucent Technologies, Inc. over a five-year span, as well as at AT&T for six years. She holds a law degree from University of Pennsylvania Law School and a B.A. from the University of Virginia. Ms. Rankin was selected to serve on our board of directors because of her extensive experience as an executive of technology companies and licensing expertise.
Robert Tirva. Mr. Tirva has served as a member of our board of directors since October 2018. Mr. Tirva serves as the Chief Financial Officer of Sonim Technologies, a leading U.S. provider of ultra-rugged mobility solutions. Prior to Sonim, he was the chief financial officer of Intermedia, a leading cloud UCaaS and business application provider from 2016 to 2019, where he was responsible for all of Intermedia’s global financial functions. Prior to Intermedia, he was corporate controller at Dropbox from 2014 to 2016, where he was responsible for developing the company’s accounting organization. Before Dropbox, he spent nearly 14 years at Broadcom Corporation, where he held a range of finance roles of increasing responsibility, including senior vice president, principal accounting officer and vice president of finance. He also has career experience with IBM Corporation, Navistar Financial Corporation and Ernst & Young. Mr. Tirva holds an MBA from the Yale School of Management and a Bachelor of Business Administration degree in Accounting from the University of Notre Dame. He is a certified public accountant licensed in Illinois, but is not engaged in public practice. Mr. Tirva was selected to serve on our board of directors because of his extensive experience as an executive of technology companies and his financial and accounting expertise.

Vote Required and Board Recommendation
Directors are elected by a plurality vote. The eight nominees for directors receiving the highest number of votes cast will be elected as directors.
***THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE***

PROPOSAL NO. TWO
AMENDMENT OF AMENDED AND RESTATED
2014 OMNIBUS INCENTIVE PLAN
On March 10, 2020, our board of directors approved an amendment of the Resonant Inc. Amended and Restated 2014 Omnibus Incentive Plan, as previously amended (the “2014 Plan”) to increase the maximum number of shares of common stock that may be issued pursuant to awards granted thereunder from 9,950,000 to 14,950,000 shares, subject to approval of the proposed amendment by our stockholders at the Annual Meeting. A copy of the text of the proposed amendment of the 2014 Plan is attached to this proxy statement as Annex A.

Our board of directors believes that the continued growth of Resonant depends, in large part, upon our ability to attract and motivate key employees and directors, and that equity incentive awards are an important means of attracting, retaining and motivating talented employees and directors. Previously, our board of directors and stockholders had approved the 2014 Plan, which authorized a total of 4,000,000 shares for issuance to eligible participants. Our board of directors and stockholders also approved amendments to the 2014 Plan, which increased to 9,950,000 the authorized number of shares for issuance to eligible participants. As of March 31, 2020, only 406,838 shares remained available for award under the 2014 Plan. Accordingly, to ensure that we may continue to attract key employees and directors who are expected to contribute to our success, our board of directors approved an amendment of the 2014 Plan to increase to 14,950,000 the number of shares available for issuance pursuant to awards granted thereunder. The amendment is subject to approval by our stockholders at the Annual Meeting. If the amendment is not approved by our stockholders, it will not be implemented in the form proposed.

Summary of the 2014 Plan

The following summary of the principal features of the 2014 Plan is qualified in its entirety by reference to the full text of the 2014 Plan.

Shares Available. A total of 9,950,000 shares of our common stock have been reserved for issuance pursuant to the 2014 Plan. If the proposed amendment of the 2014 Plan is approved by stockholders at the Annual Meeting, the total number of shares reserved for issuance under the 2014 Plan will increase to 14,950,000. Any shares of common stock that are subject to awards shall be counted against this limit on a one-for-one basis. If any shares of common stock subject to an award under the 2014 Plan are forfeited, expire or are settled for cash, the shares subject to the award may be used again for awards under the 2014 Plan to the extent of the forfeiture, expiration or cancellation on a one-for-one basis. In the event that any option or other award granted under the 2014 Plan is exercised through the tendering of shares of common stock (either actually or by attestation) or by the withholding of shares of common stock by us, then in each such case the shares so tendered or withheld shall again be available for awards under the 2014 Plan on a one-for-one basis. In addition, in the event that withholding tax liabilities arising from any option or other award under the 2014 Plan are satisfied by the tendering of shares of common stock (either actually or by attestation) or by the withholding of shares of common stock by us, then in each such case the shares of common stock so tendered or withheld shall again be available for awards under the 2014 Plan on a one-for-one basis.

Plan Administration. The 2014 Plan will be administered by the compensation committee of our board of directors or a subcommittee thereof, which shall consist of at least two members of our board, each of whom must qualify as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or Rule 16b-3, and an “independent director” under NASDAQ rules. In addition, we adopted the 2014 Plan prior to enactment of the Tax Cuts and Job Act (the “Tax Act”) that was signed into law on December 22, 2017, and designed the 2014 Plan to satisfy the requirements for “performance-based” compensation as defined in Section 162(m) of the Code prior to the effective date of the Tax Act so that awards under the 2014 Plan would be exempt from Section 162(m)’s $1,000,000 deduction limitation on compensation paid to certain executive officers. Consequently, the 2014 Plan also provides that the board members comprising the committee administering the plan each must be an “outside director” within the meaning of Section 162(m) of the Code.

The compensation committee has the authority to determine the terms and conditions of awards, and to interpret and administer the 2014 Plan. The compensation committee may (i) delegate to a committee of one or more directors the right to make awards and to cancel or suspend awards and otherwise take action on its behalf under the 2014 Plan (to the extent not inconsistent with applicable law and the rules of the principal U.S. national securities exchange on which the common stock is traded), and (ii) to the extent permitted by law, delegate to an executive officer or a committee of executive officers the right to make awards to employees who are not directors or executive officers and the authority to take action on behalf of the compensation committee pursuant to the 2014 Plan to cancel or suspend awards under the 2014 Plan to key employees who are not directors or executive officers.

Stock Options. Stock options may be granted under our 2014 Plan. The exercise price of options granted under our 2014 Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an incentive stock option may not exceed 10 years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The compensation committee will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the compensation committee, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for three months following the termination of service. However, in no event may an option be exercised later than the expiration of its term. Subject to the provisions of our 2014 Plan, the compensation committee determines the other terms of options.

Stock Appreciation Rights. Stock appreciation rights may be granted under our 2014 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding 10 years. After the termination of service of an employee, director or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her option agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of our 2014 Plan, the compensation committee determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock. Restricted stock may be granted under our 2014 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the compensation committee. The compensation committee will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of our 2014 Plan, will determine the terms and conditions of such awards. The compensation committee may impose whatever conditions to vesting it determines to be appropriate (for example, the compensation committee may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the compensation committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the compensation committee provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units. Restricted stock units may be granted under our 2014 Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of our 2014 Plan, the compensation committee will determine the terms and conditions of restricted stock units, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the compensation committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Performance Units and Performance Shares. Performance units and performance shares may be granted under our 2014 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the compensation committee are achieved or the awards otherwise vest. The compensation committee will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. After the grant of a performance unit or performance share, the compensation committee, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the compensation committee prior to the grant date. Performance shares shall have an initial value equal to the fair market value of our common stock on the grant date. The compensation committee, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof.

Outside Directors. Our 2014 Plan provides that all non-employee directors are eligible to receive all types of awards (except for incentive stock options) under the 2014 Plan.

No Repricing. Our 2014 Plan prohibits repricing of options and stock appreciation rights (other than to reflect stock splits, spin-offs or similar corporate events) unless stockholder approval is obtained. A “repricing” means a reduction in the exercise price of an option or the grant price of a stock appreciation right, the cancellation of an option or stock appreciation right in exchange for cash or another award under the 2014 Plan, or any other action with respect to an option or stock appreciation right that may be treated as a repricing under the rules of the principal U.S. national securities exchange on which the common stock is traded.

Non-transferability of Awards. Unless the compensation committee provides otherwise, our 2014 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments. In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under our 2014 Plan, the compensation committee will adjust the number and class of shares that may be delivered under our 2014 Plan and/or the number, class and price of shares covered by each outstanding award and the numerical share limits set forth in our 2014 Plan. In the event of our proposed liquidation or dissolution, the compensation committee will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control. Our 2014 Plan provides that in the event of a merger or change in control, as defined under the 2014 Plan, each outstanding award will be treated as provided for in the individual award agreement, except that the compensation committee in its discretion, may determine that, upon the occurrence of a merger or change in control, each option and stock appreciation right shall terminate within a specified number of days after notice to the participant, or that the participant shall receive, with respect to each share of common stock subject to such option or stock appreciation right, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of the merger or change in control over the exercise price per share of such option or stock appreciation right.

Unless otherwise provided in an individual award agreement, in the event of a merger or change in control in which the successor company assumes or substitutes for an award granted under the 2014 Plan, if a participant’s employment with the successor company or a subsidiary thereof terminates within 12 months following such merger or change in control, (i) the options and stock appreciation rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 12 months, and (ii) the restrictions, limitations and other conditions applicable to restricted stock and restricted stock units outstanding as of the date of such termination of employment shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, limitations and conditions and become fully vested.

Unless otherwise provided in an individual award agreement, in the event of a merger or change in control in which the successor company does not assume or substitute for an award granted under the 2014 Plan, then immediately prior to the merger or change in control, (i) those options and stock appreciation rights outstanding as of the date of the merger or change in control that are not assumed or substituted for shall immediately vest and become fully exercisable, and (ii) restrictions, limitations and other conditions applicable to restricted stock and restricted stock units that are not assumed or substituted for shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, limitations and conditions and become fully vested.

Amendment, Termination. Our board of directors will have the authority to amend, suspend or terminate the 2014 Plan provided such action does not require stockholder approval and will not impair the existing rights of any participant. Our 2014 Plan will automatically terminate in 2024, unless we terminate it sooner.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax considerations of awards under the 2014 Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Stock Options. A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock Appreciation Rights. No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise.

Restricted Stock, Performance and Restricted Stock Unit Awards. The participant will not realize ordinary income on the grant of a restricted stock award (or a performance award if the shares of common stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.

The participant will not realize ordinary income on the grant of a restricted stock unit award (or a performance award under which shares of common stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.

Upon disposition of shares of common stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

Company Tax Deduction. We generally will be entitled to a tax deduction in connection with an award under the 2014 Plan, subject to the deduction limit of Section 162(m) of the Code, in an amount equal to the ordinary income realized by a participant and at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option). Section 162(m) of Code generally places a $1 million limit on the amount of compensation a company can deduct in any one year for certain executive officers. Prior to enactment of the Tax Act, Section 162(m) of the Code provided an exemption from the annual deduction limit for “performance-based” compensation as defined in the Code section, and we designed the 2014 Plan to satisfy the requirements of this exemption. The Tax Act, among other things, repealed the exemption from Code Section 162(m)’s deduction limit for performance-based compensation for taxable years beginning after December 31, 2017, subject to exceptions for compensation payable under a written binding contract in effect on November 2, 2017 (that is not later materially modified). Thus, all awards under the 2014 Plan made after November 2, 2017 are subject to the deduction limit. For awards under the 2014 Plan made prior to November 2, 2017, to the extent the awards are not materially modified, the compensation attributable to stock options should qualify as performance-based compensation if the awards were made by the compensation committee and the exercise or grant price of the award was no less than the fair market value of the common stock on the date of grant, and compensation attributable to restricted stock unit awards and performance awards should qualify as performance-based compensation if (i) the compensation was approved by the compensation committee, (ii) the compensation is paid only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome was substantially uncertain, and (iii) the compensation committee certifies in writing prior to the payment of the compensation that the performance goal has been satisfied.

Vote Required and Board Recommendation

The affirmative vote of a majority of the shares present by proxy or virtually via live webcast at the Annual Meeting and entitled to vote is required to approve the proposed amendment of the Amended and Restated 2014 Omnibus Incentive Plan.

***THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN ***

PROPOSAL NO. THREE
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of our board of directors has appointed Crowe LLP, as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2020. Crowe LLP also served as our independent registered public accounting firm for the fiscal years ended December 31, 2019 and 2018.
At the Annual Meeting, stockholders will be asked to ratify the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2020. Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or other applicable legal requirements. However, our board of directors submits the appointment of Crowe LLP to our stockholders for ratification as a matter of good corporate governance. If this appointment is not ratified by the affirmative vote of a majority of the votes validly cast at the Annual Meeting at which a quorum is present, the appointment will be reconsidered by our audit committee. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during the year ending December 31, 2020 if our audit committee believes that such a change would be in the best interests of Resonant and its stockholders. A representative of Crowe LLP is not expected to be present at the Annual Meeting.

Fees Paid to Independent Registered Public Accounting Firm
The following table presents fees for professional audit services and other services rendered to us by Crowe LLP for the fiscal years ended December 31, 2019 and 2018.

	2019	2018
Audit Fees (1)	$419,317	$240,059
Audit-Related Fees (2)	137,500	87,804
Tax Fees (3)	—	—
All Other Fees	—	—
Total Fees	$556,817	$327,863
___________________

(1)
“Audit Fees” consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements presented in our From 10-K for the years ended December 31, 2019 and 2018, review of our quarterly financial statements presented in our quarterly reports during 2019 and 2018, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)
“Audit-Related Fees” consist of fees for professional services that are reasonably related to the performance of the audit or review of the company’s financial statements. Audit-related fees also consisted of fees for professional services rendered in connection with the registration of shares pursuant to registration statements on Form S-3 and Form S-8 that we filed with the SEC during the fiscal year, and fees for professional services rendered in connection with our sale of shares in underwritten public offerings during the fiscal year.

(3)	“Tax Fees” consist of professional services rendered in connection with tax audits, tax compliance, and tax consulting and planning.

Auditor Independence
In 2019, there were no other professional services provided by Crowe LLP that would have required the audit committee to consider their compatibility with maintaining the independence of Crowe LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services
Consistent with requirements of the SEC and the Public Company Accounting Oversight Board, or PCAOB, regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee has a policy for the pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.
Before engagement of the independent registered public accounting firm for the next fiscal year’s audit, the independent registered public accounting firm submits to the audit committee for approval a detailed description of services expected to be rendered during that year for each of the following categories of services:

•
Audit services. Audit services include the annual financial statement audit (including required quarterly reviews) and other procedures required to be performed by the independent auditor to form an opinion on our consolidated financial statements. Audit services also include, as necessary, the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

•
Audit-related services. Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements or that are traditionally performed by the independent auditor.

•	Tax Services. Tax services include services related to tax compliance, tax planning and tax advice.

•	All Other Services. All other services are those services not described in the other categories that are not prohibited by SEC rules.

The audit committee pre-approves particular services or categories of services on a case-by-case basis. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the services must be pre-approved by the audit committee, or as permitted, the audit committee chair, before the independent registered public accounting firm is engaged. Pre-approval fee levels or budgeted amounts for all services to be provided by the independent registered public accounting firm are established annually by the audit committee. Any proposed services exceeding these levels or amounts require specific pre-approval by the audit committee, or the audit committee chair. All fees paid to Crowe LLP for the fiscal years ended December 31, 2019 and 2018 were pre-approved by the audit committee in accordance with the process described in the policy above.

Vote Required and Board Recommendation
The affirmative vote of a majority of the votes validly cast at the Annual Meeting at which a quorum is present is required to ratify the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2020.
***THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE LLP ***

PROPOSAL NO. FOUR
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are required to include in this proxy statement and present at the Annual Meeting a non-binding stockholder vote to approve the compensation of our executives, as described in this proxy statement, pursuant to the compensation disclosure rules of the SEC. This proposal, commonly known as a “say on pay” vote, gives stockholders the opportunity to endorse or not endorse the compensation of our executives as disclosed in this proxy statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:
RESOLVED, that the stockholders approve the compensation of the Company’s executives, as disclosed in the compensation tables and related narrative disclosure in the Company’s proxy statement for the annual meeting.
This vote will not be binding on our board of directors and may not be construed as overruling a decision by the board of directors or creating or implying any change to the fiduciary duties of the board of directors. The vote will not affect any compensation previously paid or awarded to any executive. The compensation committee and the board of directors may, however, take into account the outcome of the vote when considering future executive compensation arrangements.
The purpose of our compensation programs is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value.
Vote Required
The affirmative vote of a majority of the shares present by proxy or virtually via live webcast at the Annual Meeting and entitled to vote is required for endorsement of the compensation of our executive officers.
***THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ENDORSEMENT OF THE COMPENATION OF OUR EXECUTIVE OFFICERS***

PROPOSAL NO. FIVE
ADVISORY VOTE ON THE FREQUENCY OF
AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
Under the Dodd-Frank Act, in addition to providing stockholders with the opportunity to cast an advisory vote on executive compensation, we are required this year to include in this proxy statement and present at the Annual Meeting a non-binding stockholder vote on whether an advisory vote on executive compensation should be held every year, every two years or every three years.
The board of directors believes that holding an advisory vote on executive compensation every year is the optimal interval for conducting and responding to a “say on pay” vote so that stockholders may annually express their views on Resonant’s executive compensation program.
Stockholders have the opportunity to choose among four options (holding the advisory vote on executive compensation every year, every two years, every three years or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the board’s recommendation.
Although this advisory vote on the frequency of the “say on pay” vote is nonbinding, the board of directors and the compensation committee may take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.
***THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION TO BE HELD EVERY YEAR***

REPORT OF THE AUDIT COMMITTEE
The Audit Committee maintains effective working relationships with the Board, management and Crowe LLP, the Company’s independent registered public accounting firm (the “Independent Accountants”). As set forth in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that our Company’s consolidated financial statements and disclosures are complete and accurate and in accordance with U.S. generally accepted accounting principles and applicable rules and regulations. The Independent Accountants are responsible for auditing the Company’s consolidated financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.
The Audit Committee has (1) reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2019 with the Company’s management and with the Independent Accountants; (2) discussed with the Independent Accountants the matters required to be discussed by Auditing Standards No. 16, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and (3) received the written disclosures and the letter from the Independent Accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the Independent Accountants’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the Independent Accountants the Independent Accountants’ independence and considered whether the provision of non-audit services by the Independent Accountants to the Company is compatible with the Independent Accountants’ independence.
Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the Independent Accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of the Company’s consolidated financial statements have been carried out in accordance with generally accepted auditing standards, that the consolidated financial statements are presented in accordance with U.S. generally accepted accounting principles or that the Company’s Independent Accountants are in fact “independent.”
Based upon the reviews and discussions described above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this report and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.
Submitted by the Audit Committee of the Board:
Robert Tirva (Chair)
Alan Howe
Jean Rankin

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Composition
Our business affairs are managed under the direction of our board of directors, which is currently comprised of eight members: Mr. Rubén Caballero, Mr. Michael Fox, Mr. George Holmes, Mr. Alan Howe, Mr. Jack Jacobs, Mr. Joshua Jacobs, Ms. Jean Rankin and Mr. Robert Tirva. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation, or removal.
The board of directors met 11 times in 2019. Each board member attended at least 75% of the aggregate number of board meetings and meetings of standing committees of which he or she is a member.
Director Independence
Our common stock is listed on the NASDAQ Capital Market. Under the rules of The NASDAQ Stock Market LLC (“NASDAQ”), independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of NASDAQ require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating committees be independent. Under the rules of NASDAQ, a director will only qualify as an ‘‘independent director’’ if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Our board of directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise such director’s ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our board of directors has determined that Messrs. Fox, Howe, Jack Jacobs, Joshua Jacobs and Tirva, and Ms. Rankin are ‘‘independent directors’’ as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of NASDAQ. Because Mr. Holmes is employed by Resonant, he does not qualify as independent. Additionally, the Board concluded that Mr. Caballero does not qualify as independent due to the nature and significance of his consulting relationship with Resonant. Brett Conrad, John Major and Janet Cooper, who served as directors until the 2019 Annual Meeting, were each determined to be independent during the time they served on the Board.
Board Leadership Structure; Lead Independent Director
Our corporate governance guidelines provide that one of our independent directors should serve as a lead independent director at any time when our chief executive officer serves as the chairman of our board of directors or if the chairman is not otherwise independent. In June 2019, our board of directors appointed George Holmes, our chief executive officer, as chairman of the board. The position previously was occupied by John Major, who concluded his service as an independent director and chairman of the board in June 2019. With the appointment of our chief executive officer as chairman of the board, Michael Fox, an independent director, was appointed lead independent director.
With the departure of Mr. Major, our board of directors determined to change our leadership structure to again combine the roles of chief executive officer and chairman because the board believes that, at this time, Mr. Holmes, one of our two longest-tenured directors, is best positioned to identify strategic priorities, lead critical discussions and execute our strategy and business plans. Mr. Holmes possesses detailed, in-depth knowledge of the issues, opportunities, and challenges facing us. Independent directors and management sometimes have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside of our company, while the chief executive officer brings company specific experience and expertise. Our board of directors believes that Mr. Holmes' combined role enables strong leadership, creates clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to stockholders.

Our independent directors will continue to oversee our management and key issues related to long-range business plans, strategic issues, risks, and integrity. As lead independent director, Mr. Fox will preside over periodic meetings of our independent directors, serve as a liaison between our chairman and the independent directors, work with Mr. Holmes to establish board meeting agendas, raise issues with management on behalf of the independent directors when appropriate, oversee the general functioning of the board and committees and perform such additional duties as our board of directors otherwise determines and delegates.
Our board of directors believes that the current board leadership structure, coupled with a strong emphasis on board independence, provides effective independent oversight of management while allowing the board and management to benefit from Mr. Homes' day-to-day familiarity with our business operations.

Committees of the Board of Directors
Our board of directors has established an audit committee, a compensation committee and a nominating and governance committee, each of which has the composition and responsibilities described below. Members will serve on these committees until their resignation or as otherwise determined by our board of directors. Each of these standing committees operates under a written charter adopted by the board of directors. The charters are available on the “Investors” portion of our website at www.resonant.com.
The table below provides current membership information for each of the three standing board committees.

Committees
Name	Audit	Compensation	Nominating and Governance
Rubén Caballero
Michael Fox		X	Chair
George Holmes
Alan Howe	X
Jack Jacobs		X	X
Josh Jacobs		X	X
Jean Rankin	X	Chair
Robert Tirva	Chair		X
Number of Committee Meetings Held in Fiscal 2019	5	10	5
Audit Committee. Messrs. Howe and Tirva and Ms. Rankin, each of whom is a non-employee member of our board of directors, serve on our audit committee, and Mr. Tirva chairs the committee. Our board of directors has determined that each of the members of the audit committee satisfies the requirements for independence and financial literacy under the rules and regulations of NASDAQ and the SEC. Our board of directors has also determined that Mr. Tirva qualifies as an “audit committee financial expert,” as defined in the SEC rules, and satisfies the financial sophistication requirements of NASDAQ. The audit committee is responsible for, among other things:

•	appointing, overseeing, and if need be, terminating any independent auditor;

•	assessing the qualification, performance and independence of our independent auditor;

•	reviewing the audit plan and pre-approving all audit and non-audit services to be performed by our independent auditor;

•	reviewing our financial statements and related disclosures;

•	reviewing the adequacy and effectiveness of our accounting and financial reporting processes, systems of internal control and disclosure controls and procedures;

•	reviewing our overall risk management framework;

•	overseeing procedures for the treatment of complaints on accounting, internal accounting controls, or audit matters;

•	reviewing and discussing with management and the independent auditor the results of our annual audit, reviews of our quarterly financial statements and our publicly filed reports;

•	reviewing and approving related person transactions; and

•	preparing the audit committee report that the SEC requires in our annual proxy statement.

Compensation Committee. Messrs. Fox, Jack Jacobs and Joshua Jacobs and Ms. Rankin, each of whom is a non-employee member of our board of directors, comprise our compensation committee, and Ms. Rankin chairs the committee. Our board of directors has determined that each of the members of the compensation committee meets the requirements for independence under the rules of NASDAQ and the SEC. The compensation committee is responsible for, among other things:

•	reviewing the elements and amount of total compensation for all officers;

•	formulating and recommending any proposed changes in the compensation of our chief executive officer for approval by the board;

•	reviewing and approving any changes in the compensation for officers, other than our chief executive officer;

•	administering our equity compensation plans;

•	reviewing annually our overall compensation philosophy and objectives, including compensation program objectives, target pay positioning and equity compensation; and

•	preparing the compensation committee report that the SEC will require in our annual proxy statement.

Nominating and Governance Committee. Messrs. Fox, Jack Jacobs, Joshua Jacobs and Tirva, each of whom is a non-employee member of our board of directors, comprise our nominating and governance committee, and Mr. Fox chairs the committee. Our board of directors has determined that each of the members of the nominating and governance committee meets the requirements for independence under the rules of NASDAQ for service on this committee. The nominating and governance committee is responsible for, among other things:

•	evaluating and making recommendations regarding the composition, organization and governance of our board of directors and its committees;

•	identifying, recruiting and nominating director candidates to the board if and when necessary;

•	evaluating and making recommendations regarding the creation of additional committees or the change in mandate or dissolution of committees;

•	reviewing and making recommendations with regard to our corporate governance guidelines and compliance with laws and regulations; and

•	reviewing and approving conflicts of interest of our directors and corporate officers, other than related person transactions reviewed by the audit committee.

Other Board Committees. Our board of directors forms ad hoc committees from time-to-time to assist the board in fulfilling its responsibilities with respect to matters that are the subject of the ad hoc committee’s mandate.

Board Member Nomination Process
The nominating and governance committee employs a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, the nominating and governance committee will consider the current size and composition of the board of directors and the needs of the board of directors and the respective committees of the board of directors. Some of the qualifications that the committee considers include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. The nominating and governance committee requires the following minimum qualifications to be satisfied by any nominee for a position on our board of directors: (i) the highest personal and professional ethics and integrity, (ii) proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment, (iii) skills and expertise that are complementary to those of the existing members of our board of directors, (iv) the ability to assist and support management and make significant contributions to the company’s success, and (v) an understanding of the fiduciary responsibilities that are required of a member of our board of directors, and the commitment of time and energy necessary to diligently carry out those responsibilities. Other than the foregoing, there are no stated minimum criteria for director nominees, although the nominating and governance committee may also consider other factors that it may deem, from time to time, in our and our stockholders’ best interests. The nominating and governance committee may also take measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the nominating and governance committee, the board of directors, or management.
Although the board of directors does not maintain a specific policy with respect to board diversity, the board of directors believes that the board should be a diverse body, and the nominating and governance committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, the nominating and governance committee may take into account the benefits of diverse viewpoints. After completing its review and evaluation of director candidates, the nominating and governance committee recommends to the full board of directors the director nominees for election. The nominating and governance committee also considers these and other factors as it oversees the annual board of director and committee evaluations.

Stockholder Recommendations and Nominations of Candidates for Election to the Board of Directors
The nominating and governance committee will consider candidates for nomination to the board of directors recommended by any stockholder holding at least one percent (1%) of the fully diluted capitalization of Resonant for at least twelve months prior to the date that the recommendation is submitted. The committee will evaluate recommendations in accordance with its charter, our bylaws, our policies and procedures for director candidates, as well as the nominee criteria described above. This process is designed to ensure that the board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. A stockholder wishing to recommend a candidate for nomination should contact our Secretary in writing, at the address indicated in the next paragraph. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve on our board of directors, information regarding any relationships between the candidate and Resonant and evidence of the recommending stockholder’s ownership of our common stock. The recommendation must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board of directors membership. Our nominating and governance committee has sole discretion to decide which individuals to recommend for nomination as directors.
A stockholder of record can nominate a candidate directly for election to the board by complying with the procedures in Section 2.4 of our bylaws and the rules and regulations of the SEC. An eligible stockholder who wishes to submit a nomination should review the requirements in our bylaws for nominations by stockholders. Any nomination should be sent in writing to the company, addressed to the attention of the Secretary at Resonant Inc., 175 Cremona Drive, Suite 200, Goleta, California 93117. Notice of nominations for the 2021 Annual Meeting must be received by us no earlier than February 13, 2021 and no later than March 15, 2021. The notice must state the information required by Section 2.4 of our bylaws and otherwise comply with applicable federal and state law.
A copy of our bylaws may be obtained by accessing Resonant’s filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for nominating director candidates.
Board’s Role in Risk Management Oversight

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational risks. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of the risks we face, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board must satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.
Our board of directors believes that open communication between management and the board of directors is essential for effective risk management and oversight. Our board meets with our chief executive officer and other members of the senior management team at regularly scheduled quarterly board meetings and in other meetings between the quarterly meetings, where, among other topics, they discuss strategy and risks facing the company.
While our board of directors is ultimately responsible for risk oversight, our board committees assist the board of directors in fulfilling its oversight responsibilities in certain areas of risk. The audit committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, and legal and regulatory compliance. The audit committee also discusses guidelines and policies with respect to risk assessment and risk management with management and the independent auditor. In addition, the audit committee reviews management’s assessment of the key risks facing us, including the key controls it relies on to mitigate those risks. The audit committee also monitors certain key risks at each of its regularly scheduled meetings, such as risk associated with internal control over financial reporting and liquidity risk. The nominating and governance committee assists our board in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance. The compensation committee assesses risks created by the incentives inherent in our compensation policies as well as in our leadership development and succession planning. Finally, the full board of directors reviews strategic and operational risk reported by the management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in significant transactions.

Stockholder Communications with the Board of Directors
Stockholders wishing to communicate with our board of directors or with an individual member of our board may do so by writing to our board of directors or to the particular member of our board, and mailing the correspondence to our Secretary, Resonant Inc., 175 Cremona Drive, Suite 200, Goleta, California 93117 or sending it by email to ir@resonant.com. Our chief executive officer, in consultation with our outside legal counsel, will review all incoming stockholder communications (excluding mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive material), and if deemed appropriate, the stockholder communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the chairman of the board.
Corporate Governance Guidelines; Code of Business Conduct and Ethics
Our board of directors has adopted Corporate Governance Guidelines. These guidelines address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our chief executive officer, chief financial officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on the “Investors” portion of our website at www.resonant.com. We will post amendments to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website.

Non-Employee Director Compensation
Director Compensation Table
The following table details the total compensation earned by our non-employee directors in fiscal year 2019:

Director	Fees Earned or Paid in Cash	Stock Awards(1)(2)(3)	All Other Compensation		Total
Rubén Caballero	$20,245	$60,720	$133,276	(4)	$214,241
Brett Conrad	$25,000	$—	$—		$25,000
Janet Cooper	$25,000	$—	$—		$25,000
Michael Fox	$84,962	$100,000	$—		$184,962
Alan Howe	$54,162	$75,000	$—		$129,162
Jack Jacobs	$54,995	$75,000	$—		$129,995
Joshua Jacobs	$54,995	$75,000	$—		$129,995
John Major	$37,500	$—	$—		$37,500
Jean Rankin	$59,712	$75,000	$—		$134,712
Robert Tirva	$60,544	$75,000	$—		$135,544
________________

(1)
Represents awards of restricted stock units, each of which entitles the director to receive one share of our common stock at the time of vesting, without the payment of an exercise price or other cash consideration.

(2)
These amounts represent the grant date fair value of the stock awards granted in fiscal year 2019 determined in accordance with ASC Topic 718. These amounts may not correspond to the actual value eventually realized by the director, which depends in part on the market value of our common stock in future periods. Assumptions used in calculating these amounts are set forth in the Notes to Consolidated Financial Statements included in this annual report on Form 10-K for the year ended December 31, 2019.

(3)
On June 11, 2019, upon their reelection to the board, each of Ms. Rankin and Messrs. Jack Jacobs, Joshua Jacobs, Howe and Tirva received an award of restricted stock units for 27,472 shares of our common stock, and Mr. Fox received an award of restricted stock units for 36,630 shares of our common stock, which awards vest and settle 50% on the earlier of the day prior to the first annual meeting of stockholders following the grant and June 11, 2020, and 50% on the earlier of the day prior to the second annual meeting of stockholders following the grant and June 11, 2021. On August 5, 2019, in connection with his initial appointment to the board, Mr. Rubén Caballero received an award of restricted stock units for 24,000 shares of our common stock, which award vests and settles 50% on each of August 5, 2020 and August 5, 2021. Messrs. Conrad and Major and Ms. Cooper retired from the Board in June 2019, and did not receive an award of restricted stock units in 2019. As of December 31, 2019, the non-employee directors who served during fiscal 2019 held restricted stock units for the following number of shares of our common stock: Mr. Caballero - 24,000; Mr. Fox - 41,294; Mr. Howe - 39,472; Mr. Jack Jacobs - 39,472; Mr. Joshua Jacobs - 39,472; Ms. Rankin - 32,136; and Mr. Tirva - 39,472. Restricted stock units generally vest in two installments of 50% each on the first and second anniversaries of the date of grant. Messrs. Conrad and Major and Ms. Cooper did not hold any restricted stock units as of December 31, 2019.

(4)
Consists of fees for technical advisory services provided by Mr. Caballero during fiscal year 2019, comprised of $20,833 paid in cash and $112,443 paid in restricted stock units for 44,444 shares of our common stock that vested 100% on January 1, 2020. The dollar amount paid in restricted stock units represents the grant date fair value of the award determined in accordance with ASC Topic 718. The amount may not correspond to the actual value eventually realized by Mr. Caballero, which depends in part on the market value of our common stock in future periods. Assumptions used in calculating the amount are set forth in the Notes to Consolidated Financial Statements included in this annual report on Form 10-K for the year ended December 31, 2019.

Outside Director Compensation Policy
Our board of directors has adopted a policy for the compensation for our non-employee directors, or the Outside Directors. Outside Directors will receive compensation in the form of equity granted under the terms of the Resonant Inc. Amended and Restated 2014 Omnibus Incentive Plan, as amended to date (the “2014 Plan”) and cash, as described below:

Initial award to Outside Directors. Each person who first becomes an Outside Director will be granted 24,000 restricted stock units, or the Initial RSU Award. These awards will be granted on the date of the first meeting of our board of directors or compensation committee occurring on or after the date on which the individual first became an Outside Director or commenced service as chairman or lead independent director. The shares underlying the Initial RSU Award will vest as to one-half of the shares subject to such award on each of the first and second anniversary of the commencement of the individual’s service as an Outside Director, subject to continued service as a director through the applicable vesting date. If a director’s status changes from an employee director to an Outside Director, he or she will not receive an Initial RSU Award.
Initial award to chairman or lead independent director. An Outside Director, upon first becoming chairman of the board or lead independent director, will be granted a restricted stock unit with a grant date fair value equal to $25,000, pro-rated based on the number of days remaining from the date on which such Outside Director first becomes chairman or lead independent director until the first anniversary of our last annual meeting of stockholders. One-half of the shares underlying this award will vest on the earlier of (i) the day prior to the first annual meeting of stockholders following the grant or (ii) one year from grant, and one-half of the shares underlying this award will vest on the earlier of (i) the day prior to the second annual meeting of stockholders following the grant or (ii) two years from grant, subject to continued service as chairman of the board and/or lead independent director through the applicable vesting date.
Annual award to Outside Directors. On the date of each annual meeting of our stockholders, each Outside Director who has served on our board of directors for at least the preceding six months will be granted restricted stock units with a grant date fair value equal to $75,000, or the Annual RSU Award. One-half of the shares underlying the Annual RSU Award will vest on the earlier of (i) the day prior to the first annual meeting of stockholders following the grant or (ii) one year from grant, and one-half of the shares underlying the Annual RSU Award will vest on the earlier of (i) the day prior to the second annual meeting of stockholders following the grant or (ii) two years from grant, subject to continued service as a director through the applicable vesting date.
Annual award to chairman or lead independent director. On the date of each annual meeting of our stockholders, an Outside Director who has served as chairman of the board or lead independent director for at least the preceding six months will be granted, in addition to the Annual RSU Award, restricted stock units with a grant date fair value equal to $25,000. One-half of the shares underlying this award will vest on the earlier of (i) the day prior to the first annual meeting of stockholders following the grant or (ii) one year from grant, and one-half of the shares underlying this award will vest on the earlier of (i) the day prior to the second annual meeting of stockholders following the grant or (ii) two years from grant, subject to continued service as chairman of the board and/or lead independent director through the applicable vesting date.
Cash compensation. Each Outside Director receives an annual retainer of $50,000 in cash for serving on our board of directors, or the Annual Fee. The Outside Director who serves as chairman of the board or lead independent director will receive an additional annual cash retainer of $50,000. Each Outside Director who serves as a member or chairperson of the audit, compensation, or nominating and corporate governance committee of the board also receives the following additional cash compensation:

Committee	Chair	Member (Excluding Chair)
Audit	$15,000	$7,500
Compensation	$10,000	$5,000
Nominating and Corporate Governance	$8,000	$4,000
All cash compensation is paid in quarterly installments to each Outside Director who has served in the relevant capacity for the immediately preceding fiscal quarter no later than 30 days following the end of such preceding fiscal quarter. An Outside Director who has served in the relevant capacity for only a portion of the immediately preceding fiscal quarter will receive a prorated payment of the applicable fee.

Technical Advisory Arrangement with Rubén Caballero
In addition to his service on our board of directors, we have engaged Mr. Caballero as a technical advisor pursuant to a Technical Advisor Agreement, dated as of August 5, 2019.  In consideration for his advisory services, we have agreed to pay Mr. Caballero $50,000 per year, payable in cash in monthly installments, and $100,000 in restricted stock units upon his appointment (vesting on January 1, 2020) and $100,000 in restricted stock units in January of each year thereafter that Mr. Caballero is providing technical advisory services to Resonant (which will vest on December 31 of the year of grant).

EXECUTIVE OFFICERS
The following table provides information regarding our executive officers as of March 31, 2020. Our executive officers are appointed by our board of directors and serve until their successors have been duly elected and qualified. There are no family relationships among any of our directors or executive officers.

Executive	Age	Position
George Holmes	57	Chief Executive Officer
Martin McDermut	69	Chief Financial Officer and Secretary
Robert Hammond	72	Co-Chief Technology Officer
Neal Fenzi	59	Co-Chief Technology Officer
Dylan Kelly	42	Chief Operating Officer
Marybeth Carberry	50	Executive Vice President of Business Operations
Please see “Proposal No. One -- Election of Directors - Nominees for Director” for information about Mr. Holmes, who also serves on our Board and is a nominee for election at the Annual Meeting.
Martin McDermut. Mr. McDermut has served as our Chief Financial Officer since November 2018. Prior to joining Resonant, Mr. McDermut served as Vice President and Chief Financial Officer of Applied Micro Circuits Corporation, a publicly traded semiconductor company, from January 2016 to February 2017 when the company was acquired by MACOM Technology Solutions Holdings, Inc. Prior to that Mr. McDermut served as Senior Vice President, Finance and Chief Financial Officer of Vitesse Semiconductor Corporation, a publicly traded semiconductor company, from August 2011 to April 2015 when the company was acquired by Microsemi Corporation. Prior to that Mr. McDermut served as a managing director and consultant at Avant Advisory Group, LLC, a management consulting firm based in Los Angeles and Santa Barbara, CA. He also served as chief financial officer for other publicly traded companies including IRIS International Inc. and Superconductor Technologies Inc. He was a partner at the public accounting firm of Coopers & Lybrand LLP (now known as PricewaterhouseCoopers LLP). Currently he is a member of the board of directors of CDTi Advanced Materials, Inc., Sansum Clinic and Public Square Santa Barbara. Mr. McDermut holds a BA in economics from the University of Southern California and an MBA from the University of Chicago Booth School of Business. He is a Certified Public Accountant.
Robert Hammond. Dr. Hammond has served as our Chief Technology Officer since June 2013, and served as a member of our board of directors from June 2013 through June 2018 and as Chief Technology Officer of our predecessor, Resonant LLC from June 2012 until June 2013. In March 2020, Mr. Fenzi was appointed Co-Chief Technology Officer and Dr. Hammond now shares the position and its responsibilities with Mr. Fenzi. Prior to founding Resonant, Dr. Hammond served for more than 20 years as Senior Vice President and Chief Technology Officer of Superconductor Technologies, Inc., where he was involved in the development of high temperature superconducting materials, cryogenic refrigeration and packaging, and RF and microwave circuits. Prior to that, he was Leader Electronics Advanced Development at Los Alamos National Labs. Dr. Hammond holds a BS degree in Physics, a MS degree in Applied Physics and a PhD in Applied Physics, each from the California Institute of Technology.
Neal Fenzi. Mr. Fenzi is a co-founder of Resonant and was appointed Co-Chief Technology Officer in March 2020, sharing that position with Dr. Hammond. Prior to this appointment, Mr. Fenzi served as our Executive Vice President of Engineering since June 2017, our Chief Operating Officer from December 2014 until June 2017, our Vice President of Engineering from June 2013 to December 2014, and our Secretary and Treasurer from June 2013 until January 2014. Mr. Fenzi also served as Vice President of Engineering of our predecessor, Resonant LLC, from June 2012 until June 2013. Prior to founding Resonant, from 1991 until June 2012, Mr. Fenzi served in engineering, operations and marketing positions at Superconductor Technologies Inc., including as Vice President of Engineering, Chief Engineer and Vice President of Product Management. Mr. Fenzi holds a BSEE degree from New Mexico State University.
Dylan Kelly. Mr. Kelly joined Resonant in December 2019 as Chief Operating Officer. Mr. Kelly brings to us more than 20 years’ leadership experience in semiconductor product development, product marketing and high-volume manufacturing spanning a broad range of applications, including smartphones, wireless infrastructure, test and measurement, and aerospace and defense. Prior to joining Resonant, Mr. Kelly most recently served as President and Chief Operating Officer for pSemi, a Murata Company, where he was responsible for the company’s RF semiconductor business, as well as corporate manufacturing operations, IT, and quality. Prior to this role, Mr. Kelly served as Vice President and General Manager of the Mobile Wireless business unit from 2010 to 2017. Before being acquired by Murata in 2014, pSemi was known as Peregrine Semiconductor, a publicly traded company from 2012 to 2014. Mr. Kelly pioneered the use of silicon-on-insulator technology for RF front-end applications with the company from 2000 - 2010 and held numerous positions in development, marketing and sales management positions. Mr. Kelly started his career at Motorola in 1999 in the development of RF transceivers. Mr. Kelly holds a B.S. degree in electrical engineering from the University of Texas at Austin and an M.S. degree in electrical engineering from the University of California, San Diego. He is the author of numerous technical papers and has 37 issued and pending patents.
Marybeth Carberry. Ms. Carberry joined Resonant in May 2018 as Vice President, Business Operations and was promoted to EVP, Business Operations in March 2020. Prior to joining Resonant, Ms. Carberry served as Senior Director of North America Sales Strategy and Operations for Hewlett Packard Enterprise from 2015-2017. Prior to that, Ms. Carberry worked with McKinsey & Company in the Marketing and Sales practice working with clients on optimizing planning and go-to-market activities. In addition, Ms. Carberry had various leadership roles in finance and sales operations for companies including Dell Computer, ATMI (now Entegris Manufacturing Company), and Bausch & Lomb. Ms. Carberry brings to us more than 20 years’ leadership experience across many industries building the business processes and teams that support the needs of the business. Ms. Carberry holds a B.S. degree in Chemistry and Business from the University of Pittsburgh and a M.B.A. from the University of Maryland, College Park.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions
The compensation committee of the board is responsible for the executive compensation programs for our executive officers and reports to the board on its discussions, decisions and other actions. Typically, our chief executive officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the executive officers that report to him, except that he does not make recommendations as to his own compensation. Our chief executive officer makes recommendations to our compensation committee regarding short-term and long-term compensation for all executive officers, excluding himself, based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer other than the chief executive officer, as well as each individual compensation component. The compensation committee makes recommendations to the board regarding compensation for the chief executive officer. The independent members of the board make the final decisions regarding executive compensation for our chief executive officer.
The compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. In 2019, the compensation committee retained Compensia, Inc. (“Compensia”), an executive compensation advisory firm, to provide it with information, recommendations and other advice relating to director and executive compensation. Compensia serves at the discretion of the compensation committee. The compensation committee engaged Compensia to assist us in establishing the appropriate level of compensation for our chief executive officer and the members of our board of directors.
The compensation committee periodically, and at least annually, considers and assesses the independence of its compensation consulting firm, including whether such firm has any potential conflicts of interest with our company or members of the compensation committee, as set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act. The most recent review was conducted in April 2020. Based on that review, the committee concluded that it is not aware of any conflict of interest that has been raised by work performed by Compensia or the individual consultants employed by Compensia that perform services for the committee.
Compensation Elements
Our compensation package for executive officers consists of base salary, annual incentive (bonus) awards, and long-term equity-based compensation. The executive officers are also eligible to participate in all of our employee benefit plans. We also provide in certain circumstances, a sign-on bonus to executive officers, which may be applied against and reduce any other bonus to which the executive is entitled for one or more fiscal years and must be repaid if the executive officer voluntarily terminates employment with us other than for good reason within one year of commencement of employment.
Base Salary. We provide competitive base salaries to pay for day-to-day service in light of each individual’s duties and responsibilities, experience, expertise and individual performance. Individual salary levels are determined based on assessments of internal job responsibilities, experience in the role, and market levels for comparable positions. Salary increases also are determined based on market levels of compensation and an assessment of individual and team performance for the year.

Annual base salaries for 2018, 2019 and as of April 2020 for the named executive officers are as follows:

Executive	2018 Annual Base Salary	2019 Annual Base Salary		2020 Annual Base Salary
George Holmes	$365,000	$400,000	(1)	$400,000
Martin McDermut	$295,000	$297,041		$307,340
Dylan Kelly	N/A	$285,000		$285,000
________________

(1)	Mr. Holmes’ annual base salary was increased from $365,000 to $400,000, commencing June 15, 2019.

Incentive (Bonus) Awards. We provide eligible employees, including our named executive officers, the opportunity to earn bonus awards upon achieving predetermined performance goals and objectives. The purpose is to reward attainment of company goals and/or individual performance objectives, with award opportunities expressed as a percentage of base salary. Bonuses can be measured and paid quarterly and/or annually, and are paid in cash, equity or a combination of cash and equity, in the discretion of our compensation committee.
2019 Incentive Bonus Program. During 2019, our executive officers, including our named executive officers (other than Mr. Kelly, who did not join Resonant until December 2019), participated in the 2019 incentive bonus program. The program provided for the award of quarterly and/or annual bonuses to our employees and executive officers (other than our chief executive officer) if certain performance goals, based on company-wide billings, expenses and certain other individual non-monetary targets, were attained in quarterly and annual performance periods during our 2019 fiscal year. The awards contained a combination of service conditions and performance conditions based on the achievement of specified performance thresholds. The awards were based on each individual’s annual salary multiplied by a bonus multiplier percentage which had been determined by our compensation committee. The plan also allowed for additional discretionary awards to non-executive employees up to 10% of the total base salaries of non-executive employees. Our chief executive officer was eligible for the award of an annual bonus if certain performance goals, based on company-wide billings, expenses and stock price performance, were attained during the fiscal 2019 annual performance period. The quarterly bonuses were paid in restricted stock, and the annual bonuses were paid in cash. The number of shares underlying equity awards granted to each employee in payment of quarterly bonuses was determined based on the performance bonus amount to be paid in equity, divided by our closing stock price on the grant date.
Our named executive officers received the following quarterly and annual incentive bonus awards during 2019:

Executive	First Quarter ($)(1)	Second Quarter ($)(2)	Third Quarter ($)(3)	Fourth Quarter ($)(4)	Fiscal Year ($)(5)	Total 2019 Bonus ($)
George Holmes (6)	—	—	—	—	58,231	58,231
Martin McDermut	26,759	26,823	24,328	25,575	24,937	128,422
Dylan Kelly (7)	—	—	—	—	—	—
___________________

(1)
Payable 100% in restricted stock units, with the number of restricted stock units determined by dividing the total dollar amount of the bonus to be paid in restricted stock units by the closing sales price of the Corporation’s common stock on the date of approval. The restricted stock units vested in full on May 15, 2019.

(2)
Payable 100% in restricted stock units, with the number of restricted stock units determined by dividing the total dollar amount of the bonus to be paid in restricted stock units by the closing sales price of the Corporation’s common stock on the date of approval. The restricted stock units vested in full on August 19, 2019.

(3)
Payable 100% in restricted stock units, with the number of restricted stock units determined by dividing the total dollar amount of the bonus to be paid in restricted stock units by the closing sales price of the Corporation’s common stock on the date of approval. The restricted stock units vested in full on November 25, 2019.

(4)
Payable 100% in restricted stock units, with the number of restricted stock units determined by dividing the total dollar amount of the bonus to be paid in restricted stock units by the closing sales price of the Corporation’s common stock on the date of approval. The restricted stock units will vest in full on May 13, 2020.

(5)	Payable 100% in cash.

(6)	Mr. Holmes was only eligible to receive an annual bonus for fiscal year 2019.

(7)
Mr. Kelly joined us in December 2019, and was not eligible to participate in the 2019 incentive bonus program. Mr. Kelly did receive a signing bonus of $65,000 upon joining the company, which he must repay in full if he voluntarily terminates his employment with us other than for good reason prior to December 2, 2020.

Long-term Equity Incentives. We deliver long-term incentive value through the award of stock options and restricted stock units to our employees. Awards of equity compensation are made in the discretion of our compensation committee pursuant to the terms of the Resonant Inc. Amended and Restated 2014 Omnibus Incentive Plan, a description of which is provided in Proposal No. Two in this proxy statement. Employees typically receive an initial award upon joining the company, and additional awards on an annual basis. In addition, Mr. Holmes received a performance-based award of restricted stock units during 2019, to replace a similar award granted to him in 2016 which was scheduled to expire, and Mr. Kelly received a performance-based award of restricted stock units upon joining the company during 2019. The performance-based awards will vest only if our stock price achieves certain levels during the term of the award.
2019 Long-term Equity Incentive Awards. Our named executive officers received the following long-term equity incentive awards during 2019:

Executive	Time-Based RSUs (#)(1)	Performance-Based RSUs (#)(2)
George Holmes	108,874	500,000
Martin McDermut	7,674	—
Dylan Kelly	200,000	200,000
______________________

(1)	The RSUs vest in four equal annual installments on December 1, 2020, 2021, 2022 and 2023.

(2)
The RSUs are subject to performance-based vesting requirements, measured quarterly, based on the average of (a) the average high daily trading price of Resonant common stock for each trading day during the last month of the applicable calendar quarter and (b) the average low daily trading price of Resonant common stock for each trading day during the last month of the applicable calendar quarter, each as reported by The Nasdaq Stock Market, LLC (the "Applicable Share Price"). The restricted stock units are eligible to be earned on a quarterly basis based on a linear interpolation of the Applicable Share Price within the price performance range of between $5.00 and $20.00, or in the case of a liquidation event, on the day of (or in connection with) such liquidation event based on the applicable transaction price within the price performance range. Once earned, the restricted stock units vest and become exercisable (y) 50% on the date such restricted stock units become earned and (z) 50% on September 30, 2022.

Summary Compensation Table
The following table provides information regarding the compensation of our named executive officers during 2018 and 2019. As a “smaller reporting company,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended, or the Securities Act, we are required to provide compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. Throughout this proxy statement, these three officers are referred to as our “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation($)(2)	All Other Compensation($)(3)	Total ($)
George Holmes	2019	382,500	—	1,668,950	58,231 (4)	32,179	2,141,860
Chief Executive Officer	2018	365,000	—	365,000	54,750 (5)	31,002	815,752

Martin McDermut	2019	296,734	—	21,487	128,422 (6)	14,000	460,643
Chief Financial Officer	2018	34,038	—	635,250	19,438 (7)	1,702	690,428

Dylan Kelly	2019	11,008	65,000	860,000	—	—	936,008
Chief Operating Officer	2018	—	—	—	—	—	—
________________

(1)
These amounts represent the grant date fair value of the stock awards determined in accordance with ASC Topic 718. These amounts may not correspond to the actual value eventually realized by the officer, which depends in part on the market value of our common stock in future periods. Assumptions used in calculating these amounts are set forth in the Notes to Consolidated Financial Statements included in this annual report on Form 10-K for the year ended December 31, 2019.

(2)
Non-equity incentive plan compensation represents incentive bonuses earned pursuant to awards granted under an incentive bonus plan which permits the compensation committee of the board, as the administrator of such plan, to settle such awards in cash, stock, options, or a combination thereof.

(3)	All Other Compensation in 2019 included the following:

Name	Insurance Premiums ($)	401k Matching Contributions ($)	Total ($)
George Holmes	18,179	14,000	32,179
Martin McDermut	—	14,000	14,000
Dylan Kelly	—	—	—

(4)	This amount was settled by delivery of $58,231 in cash.

(5)	This amount was settled by delivery of $54,750 in cash.

(6)	This amount was settled by delivery of (i) $24,937 in cash, and (ii) 48,248 restricted stock units.

(7)	This amount was settled by delivery of $19,438 in cash.

Outstanding Equity Awards at Fiscal Year End
The following table presents certain information concerning equity awards held by our named executive officers as of December 31, 2019.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price per Share ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
George Holmes	2/29/2016	—	—	—	—	9,000 (2)	21,780	—	—
	4/25/2016	—	—	—	—	2,640 (3)	6,389	—	—
	10/4/2016	—	—	—	—	2,496 (4)	6,040	—	—
	2/2/2017	—	—	—	—	20,750 (5)	50,215	—	—
	8/7/2017	5,824 (6)	—	4.51	8/7/2027	—	—	—	—
	11/6/2017	7,663 (7)	—	4.62	11/6/2027	—	—	—	—
	4/9/2018	—	—	—	—	24,013 (8)	58,111	—	—
	1/24/2019	—	—	—	—	72,039 (9)	174,334
	6/11/2019	—	—	—	—	9,615 (9)	23,268
	6/11/2019	—	—	—	—	—	—	500,000 (10)	1,210,000
Martin McDermut	11/5/2018	—	—	—	—	87,500 (8)	211,750	—	—
	1/24/2019	—	—	—	—	5,756 (9)	13,928
Dylan Kelly	12/2/2019	—	—	—	—	200,000 (11)	484,000	—	—
	12/2/2019	—	—	—	—	—	—	200,000 (10)	484,000
_________________

(1)	The market value of the restricted stock awards is based on the closing market price of our common stock as of December 31, 2019, which was $2.42 per share.

(2)
Represents a grant of restricted stock units, of which 27,000 shares vested on each of July 1, 2016, October 1, 2016 and January 1, 2017, and 9,000 shares vest on the first business day of each subsequent calendar quarter, commencing April 1, 2017, until fully vested.

(3)
Represents a grant of restricted stock units, of which 7,917 shares vested on each of July 1, 2016, October 1, 2016 and January 1, 2017, and 2,639 shares vest on the first business day of each subsequent calendar quarter, commencing April 1, 2017, until fully vested.

(4)
Represents a grant of restricted stock units, of which 22,465 shares vested on the date of grant, 7,489 shares vested on January 1, 2017, and 2,496 shares vest on the first business day of each subsequent calendar quarter, commencing April 1, 2017, until fully vested.

(5)	Represents a grant of restricted stock units, of which 25% vested on each of December 1, 2017, December 1, 2018 and December 1, 2019 and 25% vests on December 1, 2020.

(6)	Vested 100% on August 16, 2017.

(7)	Vested 100% on November 16, 2017.

(8)	Represents a grant of restricted stock units, of which 25% vested on each of December 1, 2018 and December 1, 2019 and 25% vests on each of December 1, 2020 and December 1, 2021.

(9)	Represents a grant of restricted stock units, of which 25% vested on December 1, 2019 and 25% vests on each of December 1, 2020, December 1, 2021 and December 1, 2022.

(10)
Represents a grant of restricted stock units that are subject to performance-based vesting requirements, measured quarterly, based on the average of (a) the average high daily trading price of Resonant common stock for each trading day during the last month of the applicable calendar quarter and (b) the average low daily trading price of Resonant common stock for each trading day during the last month of the applicable calendar quarter, each as reported by The Nasdaq Stock Market, LLC (the “Applicable Share Price”). The RSUs are eligible to be earned on a quarterly basis based on a linear interpolation of the Applicable Share Price between $5 per share (0% of the RSUs) and $20 per share (100% of the RSUs). Once earned, the RSUs vest and become exercisable, if at all, (y) 50% on the date such RSUs become earned and (z) 50% on September 30, 2022.

(11)	Represents a grant of restricted stock units, of which 25% vests on each of December 1, 2020, December 1, 2021, December 1, 2022 and December 1, 2023.
Executive Officer Employment Letters
We entered into an executive employment letter, dated February 9, 2016, with George Holmes, an executive employment letter, dated October 14, 2018, with Martin McDermut and an executive employment letter, dated November 14, 2019, with Dylan Kelly. The letters have no specific duration and provide for at-will employment. Each of our named executive officers may be entitled to receive severance benefits under a severance and change in control agreement, as described below.

Severance and Change in Control Agreements
We have entered into severance and change in control agreements with participating employees, including our named executive officers, which provide these employees with severance benefits upon the employee’s termination of employment in certain circumstances with certain additional benefits following a change in control of Resonant. These benefits provide the participating employees with enhanced financial security and incentive to remain with Resonant notwithstanding their at-will employment with us and the possibility of a change in control.
Termination Without Change in Control
If we terminate the participant’s employment with Resonant for a reason other than cause, the participant becoming disabled or the participant’s death, and the termination does not occur within twenty-four months immediately following a “change in control,” the participant will receive the following severance benefits:
Accrued Compensation: The participant will receive all accrued but unpaid paid time off, expense reimbursements, wages, and other benefits due to the participant under any Resonant -provided plans, policies, and arrangements.
Severance Payment: All participants will receive severance for a specified number of months of the participant's base salary then in effect immediately prior to the date of the participant’s termination of employment, less all required tax withholdings and other applicable deductions, payable as soon as practicable following the participant’s termination of employment. Messrs. Holmes, McDermut and Kelly, our named executive officers, are entitled to receive 18 months, 12 months and 12 months, respectively, of base salary severance.
Target Bonus Payment: The participant will receive a lump-sum severance payment equal to 100% of the participant’s full target bonus as in effect for the fiscal year in which the termination occurs, which amount for all participants other than the CEO will be pro-rated for the portion of the fiscal year that the participant was employed by us.
Continued Health Insurance Benefits: We will reimburse the participant for premiums for coverage of the participant and his or her eligible dependents pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) (at the coverage levels in effect immediately prior to termination of employment) until the earliest to occur of (A) a period of twelve (12) months from the last date of employment with us, (B) the date upon which the participant becomes eligible for coverage under a health, dental, or vision insurance plan of a subsequent employer, and (C) the date the participant or his or her dependents cease to be eligible for COBRA coverage.
Equity: All of the participant’s unvested and outstanding equity awards that would have become vested had the participant remained in our employ for the twelve (12) month period following termination of employment shall immediately vest and become exercisable as of the date of termination, and the participant will have six months following termination of employment in which to exercise any stock options, stock appreciation rights, or similar rights to acquire our common stock.
Outplacement Benefits. If requested by the participant, we will pay the expense for outplacement benefits provided by a service to be determined by us for a period of six (6) months, up to a maximum dollar value of five thousand dollars ($5,000) per participant.

Termination Following Change in Control
If during the twenty-four (24) month period immediately following a change in control of Resonant, (x) we terminate the participant’s employment with us for a reason other than cause, the participant becoming disabled or the participant’s death, or (y) the participant resigns his employment for good reason, then the participant will receive the following benefits from us in lieu of the benefits described above under “Termination Without Change in Control”:
Accrued Compensation: The participant will receive all accrued but unpaid paid time off, expense reimbursements, wages, and other benefits due to the participant under any Resonant -provided plans, policies, and arrangements.
Severance Payment: All participants will receive severance for a specified number of months of the participant's base salary then in effect. Messrs. Holmes, McDermut and Kelly, our named executive officers, are entitled to receive 18 months, 12 months and 12 months, respectively, of base salary severance.
Target Bonus Payment: The participant will receive a lump sum severance payment equal to 100% of the participant’s full target bonus for the fiscal year in effect at the date of such termination of employment (or, if greater, as in effect for the fiscal year in which the change in control occurs).
Continued Health Insurance Benefits: We will reimburse the participant for premiums for coverage of the participant and his or her eligible dependents pursuant to the COBRA (at the coverage levels in effect immediately prior to termination of employment) until the earliest to occur of (A) a period of twelve (12) months from the last date of employment with us, (B) the date upon which the participant becomes eligible for coverage under a health, dental, or vision insurance plan of a subsequent employer, and (C) the date the participant or his or her dependents cease to be eligible for COBRA coverage.
Equity: All of the participant’s unvested and outstanding equity awards shall immediately vest and become exercisable as of the date of termination, and the participant will have six (6) months following termination of employment in which to exercise any stock options, stock appreciation rights, or similar rights to acquire our common stock.
Outplacement Benefits. If requested by the participant, we will pay the expense for outplacement benefits provided by a service to be determined by us for a period of six (6) months, up to a maximum dollar value of five thousand dollars ($5,000) per participant.

Pension Benefits and Nonqualified Deferred Compensation
We do not provide a pension plan for our employees, and none of our named executive officers participated in a nonqualified deferred compensation plan in 2019.

401(k) Plan
We maintain a tax-qualified retirement plan, or the 401(k) plan, that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees are able to participate in the 401(k) plan as of the first day of the month following the date they meet the 401(k) plan’s eligibility requirements, and participants are able to defer up to 100% of their eligible compensation subject to applicable annual Code limits. All participants’ interests in their deferrals are 100% vested when contributed. The 401(k) plan permits us to make matching contributions and profit sharing contributions to eligible participants. We have implemented a matching program, which is limited to 5% of base salary. In 2019, we made matching contributions of $497,000 into the plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We describe below transactions, and series of related transactions, since January 1, 2018 to which we were or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•
any of our directors, executive officers, or beneficial holders of more than 5% of any class of our capital stock, or their immediate family members, had or will have a direct or indirect material interest.

Other than as described below, there has not been, nor is there any currently proposed, transaction or series of related transactions to which we have been or will be a party other than compensation arrangements, which are described where required under the headings “Board of Directors and Corporate Governance - Director Compensation Table” and “Executive Compensation.”

Indemnification Agreements
We have entered into indemnification agreements with each of our current and former directors and executive officers and certain key employees. The indemnification agreements and our amended and restated certificate of incorporation and amended and restated bylaws require us to indemnify our current and former directors and officers to the fullest extent permitted by Delaware law.
Policies and Procedures for Related Party Transactions
Our audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. Our policy regarding transactions between us and related persons provides that a related person is defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and any of their immediate family members. Our audit committee charter provides that our audit committee shall review and approve or disapprove any related party transactions.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes certain information about our equity compensation plans as of December 31, 2019.

Plan Category	(A) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(B) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (1)	(C) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities in Column A)
Equity compensation plans approved by security holders (2)	3,884,616	$4.57	3,173,421
Equity compensation plans not approved by security holders	11,640	--	--
Total	3,896,256	$4.57	3,173,421
______________

(1)	The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account restricted stock units, which have no exercise price.

(2)	Consists of the Amended and Restated 2014 Omnibus Incentive Plan, as amended.

Material Features of Equity Compensation Plans not Approved by Stockholders
2016 Inducement Awards. During 2016, our board of directors approved the award to newly hired executive officers of the following restricted stock units for shares of our common stock as an inducement to the executive’s entering into employment with us:

•
We granted to George B. Holmes an inducement award of restricted stock units for 216,000 shares of common stock on February 29, 2016, which restricted stock unit award vested 27,000 shares on the date of grant and on each of July 1, 2016, October 1, 2016 and January 1, 2017, 9,000 shares vested on April 1, 2017, and 9,000 shares will vest on the first business day of each subsequent calendar quarter, commencing July 1, 2017, until fully vested. As of December 31, 2019, 9,000 shares remained reserved for issuance pursuant to this award.

•
We granted to George B. Holmes an inducement award of restricted stock units for 63,337 shares of common stock on April 25, 2016, which restricted stock unit award vested 7,917 shares on the date of grant and on each of July 1, 2016, October 1, 2016 and January 1, 2017, 2,639 shares vested on April 1, 2017, and 2,639 shares will vest on the first business day of each subsequent calendar quarter, commencing July 1, 2017, until fully vested. As of December 31, 2019, 2,640 shares remained reserved for issuance pursuant to this award.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock for:

•	each of our named executive officers;

•	each of our directors;

•	all of our executive officers and directors as a group; and

•	each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.
The information for each beneficial owner is as of March 31, 2020, unless otherwise indicated for greater than five percent (5%) stockholders who are not officers or directors of Resonant. We have based percentage ownership of our common stock on 52,694,164 shares of our common stock outstanding as of March 31, 2020. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of common stock subject to options held by the person that are currently exercisable or exercisable within 60 days of March 31, 2020, as well as all shares of common stock issuable pursuant to restricted stock units held by the person that are subject to vesting conditions expected to occur within 60 days of March 31, 2020. However, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Resonant Inc., 175 Cremona Drive, Suite 200, Goleta, California 93117.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Named Executive Officers and Directors:
George Holmes (1)	374,052	*
Martin McDermut (2)	127,405	*
Dylan Kelly	—	*
Rubén Caballero (3)	44,444	*
Michael Fox (4)	2,062,925	3.9%
Alan Howe (5)	12,000	*
Jack Jacobs (6)	12,000	*
Joshua Jacobs(7)	15,500	*
Jean Rankin(8)	28,664	*
Robert Tirva (9)	12,000	*
All executive officers and directors as a group (13 persons)(10)	3,876,354	7.3%

Other 5% Stockholders:
Longboard Capital Advisors, LLC (11)	3,775,318	7.2%
*Represents beneficial ownership of less than one percent.

(1)
Consists of (i) 350,565 shares of common stock, and (ii) 13,487 shares of common stock that may be acquired from us upon exercise of stock options that are exercisable within 60 days of March 31, 2020.

(2)
Consists of (i) 96,872 shares of common stock, (ii) 12,000 shares of common stock that may be acquired from us upon exercise of stock options that are exercisable within 60 days of March 31, 2020, and (iii) 18,533 shares of common stock issuable pursuant to restricted stock units that are subject to vesting conditions expected to occur within 60 days of March 31, 2020.

(3)	Consists of 44,444 shares of common stock.

(4)	Consists of (i) 62,925 shares of common stock, and (ii) 2,000,000 shares of common stock owned by Park City Capital Offshore Master Ltd.
(5) Consists of 12,000 shares of common stock.

(6)	Consists of 12,000 shares of common stock.

(7)	Consists of 15,500 shares of common stock.

(8)	Consists of 28,664 shares of common stock.

(9)	Consists of 12,000 shares of common stock.

(10)
Consists of (i) 3,674,128 shares of common stock, (ii) 157,800 shares of common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2020, and, (iii) 44,426 shares of common stock issuable pursuant to restricted stock units that are subject to vesting conditions expected to occur within 60 days of March 31, 2020.

(11)
Based on information set forth in a Form 4 filed with the SEC on January 31, 2020 by Longboard Capital Advisors, LLC (“Longboard”) and its sole managing member, Brett Conrad, as supplemented by information provided by Mr. Conrad. Consists of shares of common stock owned by entities for which Longboard serves as investment manager, and thus Longboard and Mr. Conrad possess the power to vote and/or dispose or direct the disposition of these shares. The address for Longboard is 1312 Cedar Street, Santa Monica, California 90405.

OTHER MATTERS
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during 2019, all Section 16(a) filing requirements were satisfied on a timely basis.

2019 Annual Report and SEC Filings
Our financial statements for the fiscal year ended December 31, 2019 are included in our Annual Report on Form 10-K. Our Annual Report and this proxy statement are posted on our website at ir.resonant.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report and this proxy statement without charge by sending a written request to Secretary, Resonant Inc., 175 Cremona Drive, Suite 200, Goleta, California 93117.

Deadlines to Propose Actions for Consideration at the 2021 Annual Meeting
Stockholder Proposals for Inclusion in Proxy Statement. Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the 2021 Annual Meeting by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2021 Annual Meeting, our Secretary must receive the written proposal at our principal executive offices no later than December 30, 2020. In addition, stockholder proposals must comply with the requirements of SEC Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:
Resonant Inc.
Attention: Corporate Secretary
175 Cremona Drive, Suite 200
Goleta, California 93117

Stockholder Proposals Not for Inclusion in Proxy Statement. Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to the meeting, (ii) otherwise properly brought before the meeting by or at the direction of our board of directors, or (iii) properly brought before the meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary. The written notice must contain the information specified in our bylaws. To be timely for our 2021 Annual Meeting, our Secretary must receive the written notice at our principal executive offices no earlier than February 13, 2021, and no later than the close of business on March 15, 2021.
If we hold the 2021 Annual Meeting more than 30 days before or more than 60 days after the first anniversary of the 2020 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before the annual meeting and no later than the close of business on the later (i) the 90th day prior to the annual meeting or (ii) the 10th day following the day on which public announcement of the date of the meeting is first made. If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at the meeting, we are not required to present the proposal for a vote at the meeting.

Availability of Bylaws. A copy of our bylaws may be obtained by accessing Resonant’s filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for stockholder proposals.

Annex A
Full Text of Proposed
Amendment to 2014 Plan
RESONANT INC.
AMENDMENT NO. 4
TO
AMENDED AND RESTATED
2014 OMNIBUS INCENTIVE PLAN
This Amendment No. 4 (this “Amendment”) to the Resonant Inc. Amended and Restated 2014 Omnibus Incentive Plan (the “Plan”) is effective as of June 9, 2020, by action of the Board of Directors of Resonant Inc., a Delaware corporation (the “Company”).
1.    Section 3.1(a) of the Plan is hereby amended and restated in its entirety to read as follows:
“(a) Subject to adjustment as provided in Section 12.2, a total of 14,950,000 Shares shall be authorized for grant under the Plan (the “Maximum Plan Shares”). Any Shares that are subject to Awards shall be counted against this limit as one (1) Share for every one (1) Share granted.”
I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of the Company on March 10, 2020, and approved by the stockholders of the Company at a meeting held on June 9, 2020.
Executed as of [•], 2020            RESONANT INC.
By:
Name:
Its:

RESONANT®

RESONANT INC.
175 CREMONA DR.
SUITE 200
GOLETA, CA 93117

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/RESN2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D15548-P39822 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RESONANT INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Ruben Caballero
02) Michael J. Fox
03) George B. Holmes
04) Alan B. Howe
05) Jack H. Jacobs
06) Joshua Jacobs
07) Jean F. Rankin
08) Robert Tirva

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

The Board of Directors recommends you vote EVERY YEAR for proposal 5.

	Every Year	2 Years	3 Years	Abstain
5. Advisory vote on the frequency of the advisory vote on executive compensation.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D15549-P39822

RESONANT INC.
Annual Meeting of Stockholders
June 9, 2020 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) George Holmes and Marty McDermut, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of RESONANT INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, PDT on June 9, 2020, live via the internet at www.virtualshareholdermeeting.com/RESN2020, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side